**** CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by four asterisks.

              FULL-TIME TRANSPONDER CAPACITY AGREEMENT (PRE-LAUNCH)



         This Agreement (the "Agreement") is entered into this 31st day of March, 2006 (the "Execution Date"), by and between PANAMSAT CORPORATION ("PanAmSat"), a Delaware corporation, and GCI COMMUNICATION CORP. ("Customer"), an Alaska corporation.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual promises set forth below, PanAmSat and Customer mutually agree as follows:

ARTICLE 1.  THE CUSTOMER'S TRANSPONDER CAPACITY.

         1.1 Description of Capacity. PanAmSat agrees to provide to Customer and Customer agrees to accept from PanAmSat, on a full time basis (24 hours a day, seven days a week), in outerspace, for the Capacity Term (as defined herein), the Customer's Transponder Capacity (defined below) meeting the "Performance Specifications" set forth in the "Technical Appendix" attached hereto as Appendix B. For purposes of this Agreement, the "Customer's Transponder Capacity" or "Customer's Transponders" shall consist of (a) **** Primary (as defined in Section 1.2, below) **** transponders (collectively, the "**** Transponders" and individually, the "**** Transponder") and **** Primary **** transponders set forth in Section 1.5, below, as described in Appendix A to this Agreement from that certain U.S. domestic satellite referred to by PanAmSat as "Galaxy 18", which is currently under construction and which is planned to replace "Galaxy XR" located in geostationary orbit at 123 degrees West Longitude, and (b) **** transponder (the "**** Transponder") and **** transponder set forth in Section 1.6, below, as described in Appendix A to this Agreement from the **** payload of that certain satellite referred to by PanAmSat as "Horizons 1" at 127 degrees West Longitude. The transponders on the Satellite and the beams in which these transponders are grouped are referred to as "Transponder(s)" and the "Beam(s)," respectively. Galaxy 18 or Horizons 1 or such other satellite as to which Customer may at the time be using capacity hereunder, as applied in context herein, is referred to as the "Satellite". The transponders on the Satellite and the beams in which these transponders are grouped are referred to as "Transponder(s)" and the "Beam(s)," respectively. PanAmSat shall not preempt or interrupt the provision of the Customer's Transponder Capacity to Customer, except as specifically permitted under this Agreement. The terms of this Agreement shall not modify or amend the terms of the following

                          **** CONFIDENTIAL TREATMENT

agreements between the parties: (a) Galaxy X Transponder Purchase Agreement dated as of August 24, 1995, as amended; and the (b) Full-Time Transponder Capacity Agreement dated October 31, 2002.

         1.2 **** Payload for Galaxy 18, **** Payload for Horizons 1 and Transponder Designation. Galaxy 18 will have **** Transponders. **** Transponders on Galaxy 18 will be designated as "Primary". The **** Transponders on Galaxy 18 will be designated as "Reserve." "Primary Transponders" shall mean **** Transponders which are not preemptible and as to which the "Protected Parties," if a "Confirmed Failure" (each as hereafter defined) occurs, shall have the right to preempt a Reserve **** Transponder in accordance with Section
5.3. "Reserve Transponders" shall mean **** Transponders which shall be preemptible, in accordance with Section 5.3, by the Protected Parties of Primary **** Transponders located on the Satellite that have suffered a Confirmed Failure. Use of **** Transponders shall not give such Protected Party the right to preempt or use any **** Transponders or **** Transponder spares on the Satellite. Use of **** Transponders shall not give such Protected Party the right to preempt or use any **** Transponders or **** Transponder spares on the Satellite. As used herein, "Protected Parties" means Transponder owners, lessees, customers, and users, whether "Primary" or "Reserve," including without limitation, those who may take service via Satellite capacity provided by PanAmSat, but who may have no direct right to access the capacity themselves, such as compressed digital channel customers. Horizons 1 has **** Transponders with no associated designation of "Primary" or "Reserve". Subject to Section 5.3 and Appendix B, the particular Transponder(s) that shall make up the **** Transponders shall be identified in accordance with Appendices A and B. The initial Transponder assignment(s) for **** Transponders shall be ****. Subject to Section 5.1 and Appendix B, the particular Transponder that shall make up the **** Transponder shall be identified in accordance with Appendices A and B. The initial Transponder assignment(s) for **** Transponder shall be specified by PanAmSat prior to the Commencement Date (as defined below).

         1.3 Transmission Plan. No later than ten (10) days prior to the Commencement Date (as defined herein), Customer shall provide PanAmSat with a transmission plan (the "Transmission Plan"). Subject to PanAmSat's prior written approval of the Transmission Plan, Customer shall be permitted to transmit **** digital radio frequencies ("RF") carriers to and from each Transponder or Transponder Segment that constitutes the Customer's Transponder Capacity. Customer shall also be permitted, subject to PanAmSat's prior written approval, to modify the Transmission Plan from time to time. PanAmSat shall not unreasonably withhold or delay its approval of a Transmission Plan or modification thereto, which approval shall be solely based upon the considerations identified in Section 4.1 of this Agreement. Customer may modify the Transmission Plan for the **** Transponders on Galaxy 18 to facilitate emergency provisioning and restoration of services without PanAmSat's prior approval, provided that the uplink power density per carrier into the antenna flange **** and the carriers have the same

                          **** CONFIDENTIAL TREATMENT

specifications as those carrier types previously approved. In the event that Customer modifies the Transmission Plan to facilitate emergency provisioning and restoration of services, Customer shall submit a new Transmission Plan to PanAmSat for its approval on the next business day. PanAmSat's approval of a Transmission Plan shall not constitute, nor does PanAmSat make, any representation, warranty, or covenant regarding the efficacy of the use of any number of carriers or other alternative uses of Customer's Transponder Capacity.

         1.4 Permitted Use. The Customer's Transponder Capacity may be used by Customer solely for transmission of its own digital and analog telecommunications services (whether in digital or Internet Protocol format), which, for purposes of this Agreement include the provision of value-added telecommunications services, wherein the Customer's provision of digital telecommunications services to its customers includes, without limitation, substantially more communications facilities than bare space segment capacity and Customer is responsible for all facilities communicating with, and for coordinating the use with PanAmSat of, the Customer's Transponder Capacity.

         1.5 **** Optional Transponder(s): Within **** the Commencement Date (as defined in Article 2, below), if **** Transponder (the "**** Transponder") becomes available, then PanAmSat shall have the **** obligation to lease to Customer such Transponder by delivering to Customer a written notice of such availability (the "**** Transponder Availability Notice"), and Customer shall lease such Transponder from PanAmSat. The term of the lease of such **** Transponder shall commence on the date selected by Customer, however no later than the **** the Commencement Date, and the Monthly Fee for the **** Transponder shall be the same as **** Transponders provided under this Agreement. Customer must provide PanAmSat in writing the desired commencement date for the **** Transponder within thirty (30) days of PanAmSat's **** Availability Notice. Provided that Customer is leasing **** Transponders under this Agreement, PanAmSat shall have the **** obligation to offer Customer a **** Transponder on Galaxy 18 that becomes available through a redelivery of such Transponder from another customer within **** after the Commencement Date (the "**** Transponder"), by delivering to Customer a written notice of such availability (the "**** Transponder Availability Notice"). If Customer desires to lease such **** Transponder from PanAmSat, then Customer must provide PanAmSat in writing the desired commencement date for the **** Transponder **** PanAmSat's **** Availability Notice. The term of the lease of such **** Transponder shall commence on the date selected by Customer, however **** the date of the **** Transponder Availability Notice, and the Monthly Fee for the **** Transponder shall be **** Transponders provided under this Agreement. The lease of each such **** Transponder and **** Transponder shall continue through the end date for the Customer's **** Transponders as set forth in Article 2, below. Any added **** Transponder(s) shall constitute, and shall be deemed to be, a **** Transponder. The terms of this Section

                          **** CONFIDENTIAL TREATMENT

1.5 shall not apply during the Termination Election Option Period (as defined in Article 19, below) or in the event that Customer elects to exercise its special termination option as set forth in Article 19.

         1.6 **** Transponder. **** the Commencement Date for Customer's **** Transponder (as defined in Article 2, below), **** Transponder (the "**** Transponder") on Horizons 1 becomes available, then PanAmSat shall have the one-time obligation to lease to Customer such Transponder by delivering to Customer a written notice of such availability (the "**** Transponder Availability Notice"), and Customer shall lease such Transponder from PanAmSat. The term of the lease of such **** Transponder shall commence on the date selected by Customer, however, **** the Commencement Date for **** Transponder, and the Monthly Fee for the **** Transponder shall be the same as the first **** Transponder provided under this Agreement. Customer must provide PanAmSat in writing the desired commencement date for the **** Transponder **** of PanAmSat's **** Availability Notice. Upon the lease of the **** Transponder, the terms of the **** Backup Protection (as defined in Article 17, below) shall apply to the **** Transponder pursuant to the terms of Article 17.

ARTICLE 2. CAPACITY TERM. This Agreement shall be effective as of the Execution Date. The "Capacity Term" for **** Transponders shall commence on the date that PanAmSat certifies to Customer that Galaxy 18 has been placed into commercial operation in its assigned orbital location, with the Customer's Transponder Capacity meeting the Performance Specifications and available for Customer's use (the "Commencement Date for **** Transponders"). The lease of the **** Transponder will begin on March 1, 2007 or the Commencement Date for **** Transponders, whichever occurs later. The Capacity Term for **** Transponders shall continue until the later of (a) 23:59 Greenwich Mean Time on the date that is one day earlier than the fourteenth year anniversary of such Commencement Date, or (b) the date which would result in the Capacity Term being equal to 75% of the estimated useful life of Galaxy 18 (the "Initially Predicted Galaxy 18 EOL") as set forth in the Estimated Life Notice. PanAmSat shall provide Customer with a written notice (the "Estimated Life Notice") of the then estimated life of Galaxy 18 at least fourteen (14) days prior to such Commencement Date. The foregoing notwithstanding, the Commencement Date for **** Transponders will not occur prior to the date that Galaxy XR is taken out of commercial service from 123 degrees West Longitude under the Galaxy X Transponder Purchase Agreement dated as of August 24, 1995, as amended. The "Capacity Term" for **** Transponder shall commence on the same date as the Commencement Date for **** Transponders as defined above (the "Commencement Date for **** Transponder"). The Capacity Term for **** Transponder shall continue until 23:59 Greenwich Mean Time on the date that is one day earlier than the fourteenth year anniversary of such Commencement Date for **** Transponder. The foregoing notwithstanding, the Commencement Date for **** Transponder(s) will not occur prior to the date that Galaxy XR is taken out of commercial

                          **** CONFIDENTIAL TREATMENT

service from 123 degrees West Longitude under the Galaxy X Transponder Purchase Agreement dated as of August 24, 1995, as amended.

ARTICLE 3.  CUSTOMER PAYMENTS.

         3.1 Monthly Fee. From and after the Commencement Date for **** Transponders and the Commencement Date for **** Transponder, and the first day after each month thereafter, Customer agrees to pay the "Monthly Fee" shown in Appendix A hereto (prorated for partial months). The Monthly Fee includes the fee of $**** for telemetry, tracking, and command services (the "TT&C Service Fee"). The monthly **** protection fee of $**** is described in Article 14 or
Article 15, as the case may be, for each of **** Transponders. The monthly **** protection fee of $**** is described in Article 17 for **** Transponder.

         3.2 [Intentionally Omitted].

         3.3 Manner of Payment. Except as otherwise set forth in Section 3.1, Customer shall make all payments of the Monthly Fee, in advance, no later than the first business day of each month of the Capacity Term. Customer shall make all payments (i) in U.S. dollars without offset, deduction or withholding and
(ii) by bank wire transfer to such bank account as PanAmSat may designate by notice to Customer, or by cashier's or certified check, from a U.S. bank, delivered to PanAmSat at such address as PanAmSat may designate by notice to Customer. In addition, Customer shall be responsible for any and all transfer, exchange, or other similar charges. All payments shall be deemed to be made only upon PanAmSat's receipt of collected funds.

         3.4 Late Payment. Any payments due from Customer and not received by PanAmSat within five (5) days of the due date shall be subject to a delinquency charge (liquidated damages) at the rate of one and one-half percent (1-1/2%) per month, or the highest rate permitted by law, if less, on such overdue amount from the due date until it is actually received by PanAmSat. Customer acknowledges that such delinquency charge is reasonable under all the circumstances existing as of the Execution Date.

         3.5 Taxes. With the exception of any U.S. income taxes on PanAmSat or any PanAmSat Company (as defined in Section 9.2 below), Customer shall pay and indemnify PanAmSat for any taxes, charges, levies, duties, usage or other fees (including, without limitation, value added taxes, universal service fund contribution charges, and other similar taxes and charges, if any) which may be asserted against PanAmSat, any PanAmSat Company (as defined in Section 9.2 below), or the Customer by any governmental entity with respect to or arising out of this Agreement (collectively, "Taxes"). If any Taxes are so asserted, Customer agrees to pay PanAmSat that amount, if any, which ensures that PanAmSat receives the same amount, after reduction for, or payment of, such Taxes, as it would have received had such Taxes not been asserted. If any Taxes are asserted with respect to the Satellite itself, the point of space that it occupies or the frequencies employed, and such Taxes are not specifically attributable to the Customer's Transponder Capacity, then Customer shall be responsible only for its pro rata allocation of such Taxes as determined by PanAmSat.

ARTICLE 4.        CUSTOMER'S OBLIGATIONS.

         4.1 Non-interference and Use Restrictions. Customer's transmissions to and from the Satellite and its use of the Customer's Transponder Capacity shall comply with all applicable governmental laws, rules and regulations. Customer will follow established practices and procedures for frequency coordination and will not use the Customer's Transponder Capacity, or any portion thereof, in a manner which would or could be expected to, under standard engineering practice, harm the Customer's Transponder Capacity or interfere with the use of or harm any portion of the Transponder from which the Customer's Transponder Capacity is provided that is not assigned to Customer, any other Transponder, the Satellite, or any other in-orbit satellite or transponder on such satellite. Customer shall also comply with the "Operational Requirements" set forth in Appendix C, as the same may be modified from time to time by PanAmSat, in its reasonable discretion and on prior notice to Customer.

         4.2 Terrestrial Facilities. Customer shall be responsible for the provision, installation, operation, maintenance of, and for securing all necessary licenses and/or authorizations for all earth station facilities and equipment ("Customer-Provided Facilities"), for transmitting signals to, or receiving signals from, the Satellite in accordance with the requirements set forth in this Agreement. Any provision by PanAmSat to Customer of earth station or other terrestrial facilities or services shall be the subject of a separate agreement.

         4.3 Customer's Transmitting Stations. Customer will configure, equip and operate its transmit facilities so that the interface of these facilities, in outerspace, with the Satellite shall conform to the characteristics and technical parameters of the Satellite. Customer will follow PanAmSat's procedures for initiating, or terminating any transmission to the Satellite. Customer will operate all transmit facilities in a manner that allows for cessation of, and will cease, transmission immediately upon receiving notice from PanAmSat under Section 13.5(a) ("Telephone Notices"). Customer will furnish such information regarding the technical parameters of its transmissions as may be reasonably required by PanAmSat prior to commencing, during, and upon the conclusion of any transmission to the Satellite.

         PanAmSat shall have the right, but not the obligation, to inspect any Customer-Provided Facilities together with associated facilities and equipment used by Customer, or by a third party under the authority of Customer, to transmit to any of the Customer's Transponder Capacity. Customer or Customer's designated representative, shall accompany PanAmSat during every inspection of Customer-Provided Facilities. PanAmSat will use all reasonable efforts to schedule inspections to minimize the disruption of the operation of the facilities, and Customer shall make the facilities available for inspection at all reasonable times.

         4.4 Customer Uplink Providers. Customer shall be permitted to contract with other parties to transmit its signals to, or receive its signals from the Satellite; provided, that Customer requires its contractors to comply with all of the requirements of this Agreement regarding transmissions to, or reception from, the Satellite. If Customer retains third parties as permitted by the previous sentence, these third parties' facilities shall be deemed to be Customer-Provided Facilities and the acts and omissions of these third parties in connection with the transmission or reception of Customer's signals shall be deemed to be the acts and omissions of such third parties and of Customer.

         4.5 Third Party Use. Without implying any right of Customer to permit any third party use of the Customer's Transponder Capacity other than as permitted in Section 10.4, below, Customer shall be responsible to PanAmSat for any third party use or transmissions that is/are permitted by Customer to the same extent as it would be for Customer's own use or transmissions and references in this Agreement with respect to Customer's responsibilities to PanAmSat regarding Customer's use or transmissions shall be interpreted accordingly.

ARTICLE 5.  OUTAGES.

         5.1 Certain Outage Definitions. For purposes of determining the rights and responsibility of the parties in the event of a failure of Customer's Transponder Capacity, the following definitions apply:

                  (a) "Confirmed Outage" means a Measured Failure of Customer's Transponder Capacity to meet the Performance Specifications for a consecutive period of fifteen minutes or longer.

                  (b) "Confirmed Failure" means Measured Failure(s) of Customer's Transponder Capacity to meet the Performance Specifications for any of the following periods:

                           (i) a cumulative total of ten (10) hours in any
consecutive thirty (30)-day period;

                           (ii) ten (10) or more Confirmed Outages and within
any consecutive thirty (30)-day period; or

                           (iii) any period of time following a catastrophic
event that makes it clearly ascertainable that a failure described in any of clauses (i) or (ii) will occur.

                  (c) "Measured Failure" means a failure of Customer's Transponder Capacity to meet the Performance Specifications that is confirmed by PanAmSat in good faith, based upon objective engineering evidence available to it. Such a failure, if so confirmed, shall be deemed to commence when Customer notifies PanAmSat or PanAmSat otherwise has actual knowledge, recorded at PanAmSat's network operations center, of the occurrence of such a failure and shall be deemed to end when PanAmSat notifies Customer or Customer has actual knowledge (where applicable, recorded at Customer's office responsible for outage monitoring) that the Customer's Transponder Capacity has been restored to the Performance Specifications. For purposes of determining Confirmed Outages, any period during which Customer uses Customer's Transponder Capacity shall not count as a period of Measured Failure. For purposes of determining Confirmed Failure, any period during which Customer continues to use Customer's Transponder Capacity after being notified by PanAmSat to discontinue use to allow for testing or other remedial measures shall not count as a period of Measured Failure.

                  (d) "Simultaneously" means occurring within a 24 hour period.

                  (e) "Spare Equipment" means certain spare equipment units on the Satellite.

         5.2 Exclusions. Neither a Confirmed Outage nor a Confirmed Failure shall be deemed to have occurred if a failure is due to: (a) the failure or non-performance of any Customer-Provided Facility; (b) the fault, negligent act, a failure to act of Customer, its employees, or agents; or (c) intermittent failures due to sun outages, meteorological, or astronomical disturbances.

         5.3A       Restoration for Customer's C-band Transponders.

                  Use of Spare Equipment. If, after the Commencement Date, the Customer's C-band Transponder suffers a Confirmed Failure, PanAmSat shall, as soon as possible and to the extent technically feasible, employ Spare Equipment on a first-needed, first-served basis as among Customer and Protected Parties as a substitute for an equipment unit which has failed. In the event that C-band Transponders of more than one Protected Party simultaneously suffer a Confirmed Failure, then the Protected Party of Primary Transponders on the Satellite shall have priority over the Protected Party of Reserve Transponders as to the use of the Spare Equipment. In the event that PanAmSat employs the

                          **** CONFIDENTIAL TREATMENT

Spare Equipment to Customer as a substitute for an equipment unit which has caused the affected **** Transponder to suffer a Confirmed Failure, then such Spare Equipment shall become part of the Transponder which is provided to Customer hereunder, and Customer, concurrently, shall no longer have any right to use the failed equipment unit. Customer acknowledges and agrees that the Spare Equipment redundancy plan of the Satellite may require PanAmSat to reassign certain power components among Transponders to make use of Spare Equipment. In circumstances in which a spare power component is required to be employed for any Protected Party and to do so requires a change in the power component assigned to Customer, Customer shall, on notice from PanAmSat, immediately cease transmitting to the Satellite to allow the power component that is assigned to its Transponder to be reassigned and a different unit (that meets the Performance Specifications) to be put in its place. To the extent that any period of interruptions results in a loss to Customer of the use of the **** Transponder during the installation of Spare Equipment, Customer shall have all the rights and remedies regarding Outage Credits and termination provided for in Sections 5 and 7.

         Use of **** Reserve Transponders. If no Spare Equipment on the Satellite is available at the time that any of **** Transponders suffers a Confirmed Failure or if the use of such Spare Equipment would not correct the failure, then PanAmSat shall, as soon as possible and to the extent technically feasible, employ a Reserve Transponder on the Satellite as a substitute for such **** Primary Transponder which has suffered a Confirmed Failure, on first-needed, first served basis to satisfy PanAmSat's obligations to Customer and other Protected Parties with respect to the performance of their **** Primary Transponders; provided, however, that PanAmSat's obligation to provide **** Reserve Transponders to Customer shall continue only until such time as all of the **** Reserve Transponders are committed to use as substitutes for **** Primary Transponders on the Satellite which has suffered a Confirmed Failure. PanAmSat shall include in the transponder purchase or lease agreement of any third party who has purchased or leased a **** Reserve Transponder (or in any other agreement providing for the transfer of a **** Reserve Transponder) a requirement that PanAmSat may preempt such **** Reserve Transponder(s) after two hours notice from PanAmSat. **** Reserve Transponders utilized as substitutes shall meet the Performance Specifications. In the event that PanAmSat employs such **** Reserve Transponder for the failed **** Transponder on the Satellite, such **** Reserve Transponder shall become a **** Primary Transponder under this Agreement with all of the rights associated with such designation, and shall be deemed to be **** Transponder for all purposes under this Agreement. Any Transponder or equipment that is replaced by PanAmSat under this Agreement shall cease being **** Transponder at the time of such replacement.

         Simultaneous Failure-Priority with respect to the Use of the Spare Equipment. In the event that Primary Transponders of more than one Protected Party simultaneously suffer a Confirmed Failure, then

                          **** CONFIDENTIAL TREATMENT

the Protected Party (or such Protected Party's predecessor in interest) who first executed a transponder purchase, lease, use or capacity agreement shall have priority as to the use of the Spare Equipment with respect to said Protected Party's Primary Transponder which has suffered a Confirmed Failure, to the extent technically feasible.

         Simultaneous Failure-Priority with respect to the Use of Reserve Transponders. In the event that Primary Transponders of more than one Protected Party simultaneously suffer a Confirmed Failure, and no Spare Equipment is available or if the use of such Spare Equipment has not or would not correct the failure, then the Protected Party (or such Protected Party's predecessor in interest) who first executed a **** transponder purchase, lease, use or capacity agreement shall have priority as to the use of the **** Reserve Transponders with respect to said Protected Party's **** Primary Transponder or Transponders which have suffered a Confirmed Failure.

         Restoration Priority. If a Transponder is employed by more than one Protected Party, PanAmSat's decision may be made in accordance with the order that the earliest Protected Party(ies) (or their predecessors in interest) using the Transponder(s) executed transponder purchase, lease or use agreements with PanAmSat or its predecessors in interest. For the avoidance of doubt, if Customer takes additional capacity from PanAmSat, the date that Customer entered into such binding commitment for such additional capacity on the affected Transponder (and not the date of this Agreement), is the applicable date for determining the priority for such additional capacity to which Customer is entitled to restoration in the event of a simultaneous failure. All determinations as to when failures requiring protection shall have occurred, for purposes of determining whether the failures are "simultaneous," shall be made by PanAmSat in its sole discretion acting in good faith.

         5.3B Restoration for **** Transponders. In the event of a Confirmed Failure of the **** Transponder, PanAmSat shall, as soon as possible and to the extent technically feasible, employ certain redundant equipment units on the Satellite ("Spare Equipment") on a first-needed, first-served basis as among Customer and other Transponder owners, customers, and users, including without limitation, those who may take service via Satellite capacity provided by PanAmSat, but who may have no direct right to access the capacity themselves, such as compressed digital channel customers ("Protected Parties"), as a substitute for an equipment unit which has failed; provided, that PanAmSat may elect to use "Substitute Capacity" (as provided below), if available, in lieu of using Spare Equipment. Customer acknowledges and agrees that the Spare Equipment redundancy plan of the Satellite may require PanAmSat to reassign certain SSPAs or TWTAs, as applicable, among Transponders to make use of Spare Equipment. In circumstances in which a spare SSPA or TWTA is required to be employed for any Protected Party and to do so requires a change in the SSPA or TWTA assigned to Customer, Customer shall, on notice from

                          **** CONFIDENTIAL TREATMENT

PanAmSat, immediately cease transmitting to the Satellite to allow the SSPA or TWTA that is assigned to its Transponder to be reassigned and a different unit (that meets the Performance Specifications) to be put in its place.

         If: (a) the **** Transponder suffers a Confirmed Failure, and (b) the Spare Equipment associated with such **** Transponder is not available or the use of such Spare Equipment would not correct the failure, and (c) equivalent capacity on another **** Transponder meeting the Performance Specifications in the same Beam(s) of the Satellite as such **** Transponder and designated by PanAmSat for use (the "Substitute Capacity"), is available and its use by Customer in accordance with PanAmSat's Operational Requirements is not predicted to interfere with the use or rights of others using the Satellite, in each case as determined by PanAmSat in its sole discretion, acting in good faith, then PanAmSat shall, as soon as possible and to the extent technically feasible, employ such Substitute Capacity for the **** Transponder to satisfy PanAmSat's obligations under this Agreement. In the event that PanAmSat employs such Substitute Capacity for the failed **** Transponder, such Substitute Capacity shall be deemed to be **** Transponder for all purposes under this Agreement. Any Transponder or equipment unit that is replaced by PanAmSat under this Agreement shall cease being **** Transponder at the time of such replacement.

         5.4 Outage Credits. If, for any such particular month during the Capacity Term, there is a Confirmed Failure of the Customer's Transponder Capacity, PanAmSat shall credit to Customer's next payment an "Outage Credit" that shall be determined, on a Transponder by Transponder basis, by the following formula:

         Outage Credit equals:

                      N     multiplied by S;
                      M

         Where,

                    N = the number of hours during a month that there has been a Confirmed Failure of the Customer's Transponder Capacity

                    M =       the total number of hours in the month, and

                    S = Customer's Monthly Fee applicable to the Transponder for said month

         5.5 Performance at Particular Locations. The city tables that are provided in the Performance Specifications of the Technical Appendix show minimum anticipated power at particular locations. In the event of a bona fide dispute regarding whether the Performance Specifications are being met, PanAmSat will take measurements from one of its teleports or at other convenient locations and extrapolate data for the particular city table locale. For the avoidance of doubt, the city table references do not constitute a representation or warranty by PanAmSat with respect to the existence (or lack thereof) of

                          **** CONFIDENTIAL TREATMENT

legal restrictions that may prevent or limit the use of the Customer's Transponder Capacity at particular locations.

         5.6 Application to Individual Transponders. All determinations as to Confirmed Failures, Outage Credits, and protection rights to be made under this
Article 5 shall be made on an individual Transponder by Transponder (or Transponder Segment, if applicable) basis.

         5.7A Replacement of Satellite and/or Communications Payload for **** Capacity. During the Capacity Term, PanAmSat may replace the Satellite or one of its communications payloads (e.g. ****) with another satellite (a "Replacement Satellite") at the designated orbital location or at such other orbital location to which such Replacement Satellite may be authorized by the United States Federal Communications Commission ("FCC") to be located. In such circumstances, provided there is Conforming Capacity on the Replacement Satellite, PanAmSat shall provide such capacity to Customer (the "Replacement Capacity") and this Agreement shall continue with such Replacement Capacity in lieu of the capacity originally provided for the remainder of its scheduled Capacity Term. As used herein, Conforming Capacity means transponder capacity in the same frequency band (e.g., ****) with materially the same or better coverage and performance than the Performance Specifications specified herein and on a satellite that is located at the designated orbital location. PanAmSat shall provide an applicable Replacement Technical Appendix with Replacement Performance Specifications to Customer prior to the transfer to the Replacement Satellite. PanAmSat shall use all reasonable efforts to minimize any disruption of operations while the Customer's Transponder Capacity is being transferred from one satellite to the other and Customer shall be entitled to Outage Credits during any period that the **** Transponders may be unavailable from both satellites. In the event of a replacement of Customer's Transponder Capacity under this Section, all references in this Agreement to the Satellite, Customer's Transponder Capacity, the Technical Appendix and the Performance Specifications, shall thereafter be deemed to refer to the Replacement Satellite, the Replacement Capacity, the Replacement Technical Appendix and the Replacement Performance Specifications, respectively.

         5.7B Replacement of Satellite and/or Communications Payload for **** Capacity. During the Capacity Term, PanAmSat may replace Horizons 1 or one of its communications payloads (e.g. ****) with another satellite (a "Replacement Satellite") at the same orbital location or at such other orbital location to which such Replacement Satellite may be authorized by the FCC and/or the Japan Ministry of Public Management, Home Affairs, Post and Telecommunications ("MPHPT") to be located. In such circumstances, provided there is available substantially comparable substitute capacity on the Replacement Satellite, PanAmSat shall provide such capacity to Customer (the "Replacement Transponder") and this Agreement shall continue with such Replacement Transponder in lieu of the

                          **** CONFIDENTIAL TREATMENT

capacity originally provided for the remainder of its scheduled Capacity Term. The Replacement Transponder shall be deemed substantially comparable if the performance specifications for the Replacement Transponder (the "Replacement Transmission Parameters" and "Replacement Performance Specifications", respectively) have materially the same or better coverage and performance than the Performance Specifications for Horizons 1. PanAmSat shall provide Customer with Replacement Performance Specifications prior to the transfer to the Replacement Satellite. PanAmSat shall use all reasonable efforts to minimize any disruption of operations while the service is being transferred from one satellite to the other and Customer shall be entitled to Outage Credits during any period that the **** Transponder may be unavailable from both satellites. In the event of a replacement of the **** Transponder under this Section, all references in this Agreement to the Satellite, the Transponder, and the Performance Specifications, shall thereafter be deemed to refer to the Replacement Satellite, the Replacement Transponder and the Replacement Performance Specifications, respectively.

ARTICLE 6.  PREEMPTIVE RIGHTS.

         6.1 Preemptive Rights. Customer recognizes that it may be necessary, if the Satellite or any component thereof, loses power, or in other unusual or abnormal technical situations, or other unforeseen conditions, for PanAmSat deliberately to preempt or interrupt Customer's use of the Customer's Transponder Capacity, solely in order to protect the overall health and performance of the Satellite, or as otherwise necessitated by any reduction in available power. PanAmSat shall make such decisions in good faith. To the extent technically feasible, PanAmSat shall preempt or interrupt the use of the Transponders in the reverse of priority as set forth in Section 5.3 (i.e., last signed, first off) and, in the case of **** Transponders, preempt or interrupt the use of either or both **** Reserve Transponders before preempting or interrupting the use of any **** Primary Transponders. Further, to the extent technically feasible, PanAmSat shall give Customer at least 24 hours notice of such preemption or interruption and will use all reasonable efforts to schedule and conduct its activities during periods of such preemption or interruption so as to minimize the disruption to users of the Satellite. Customer shall immediately cease transmissions to the affected Transponder(s) at such time as Customer's Transponder Capacity is preempted or interrupted pursuant to this Section. To the extent that such preemption results in a loss to Customer of the use of the Customer's Transponder Capacity that otherwise would be sufficient to constitute a Confirmed Failure, Customer shall have all of the rights and remedies regarding Outage Credits and termination that are set forth in Articles 5 and 7.

         6.2 Testing in the Event of Customer's Transponder Capacity Failure. If a Transponder that is part of Customer's Transponder Capacity is not meeting Performance Specifications, but Customer elects to continue to use such Customer's Transponder Capacity, as degraded, PanAmSat may interrupt

                          **** CONFIDENTIAL TREATMENT

Customer's use as necessary to perform testing or take any other action that may be appropriate to attempt to restore the affected Transponder to its Performance Specifications. In such event, PanAmSat shall coordinate activities with affected users of the Satellite and shall use all reasonable efforts to minimize the overall disruption. To the extent that any period of interruption results in a loss to Customer of the use of the Customer's Transponder Capacity that is sufficient to constitute a Confirmed Failure, Customer shall have all of the rights and remedies regarding Outage Credits and termination that are set forth in Articles 5 and 7.

ARTICLE 7.  TERMINATION RIGHTS.

         7.1 Termination for Late Delivery. Customer may terminate the lease of **** Transponders under this Agreement **** to PanAmSat (the "Notice Period"), unless the Commencement Date for **** Transponders occurs on or before the latest of (i) **** (the "Latest Date"), (ii) the Amended Latest Date (as defined below) or (iii) the last day of the Notice Period. For purposes of this Section, the "Amended Latest Date" shall mean any date which is later than the Latest Date (and any previously designated Amended Latest Date) that PanAmSat notifies Customer is the anticipated in-service date for Galaxy 18, without Customer having exercised the termination right set forth above **** days of such notice.

         7.2 Termination for Confirmed Failure. If there is a Confirmed Failure of any of the Transponders (or Transponder Segments) that constitute the Customer's Transponder Capacity or, if on the Commencement Date, any of such Transponders do not meet their Performance Specifications, this Agreement shall automatically terminate as to such failed Transponder(s) unless within the "Cure Period," PanAmSat restores such capacity to the Performance Specifications including through the use of Spare Equipment, or, in the case of **** Transponder(s), Reserve Transponder, or provides **** protection (or alternate **** capacity) under Article 14 and/or Article 15 for Customer's **** Transponders, and **** protection under Article 17 for **** Transponder, as the case may be. In the event this Agreement is terminated under this Section 7.2 for all of Customer's Transponder Capacity (i.e., all such Capacity has suffered Confirmed Failure(s), without restoration as provided above), this Agreement shall terminate in its entirety. As used in this Section 7.2, the "Cure Period" means within: (i) **** of a failure whether or not such failure was caused by a Force Majeure Event that does not involve an equipment failure on board an in orbit Satellite; or (ii) **** that restoration within the time frame permitted under clause (i) above, is not possible.

         7.3 Taking the Satellite Out Of Commercial Slot. This Agreement shall terminate (a) on the date that the Satellite is taken out of commercial operation from the designated orbital location, unless

                          **** CONFIDENTIAL TREATMENT

PanAmSat provides Replacement Capacity to Customer pursuant to Section 5.7A and
Section 5.7B, as the case may be.

         7.4 Termination by PanAmSat for Cause.

                    (A) PanAmSat may immediately terminate this Agreement:

                              (I) if Customer fails to make payment of any
amount due and such amount remains unpaid **** receiving from PanAmSat a notice of such nonpayment, or

                              (II) if Customer fails to cease any activity in
violation of Sections 4.1, 6.1 or 7.6 upon receiving notice from PanAmSat in accordance with Section 13.5(a), or

                              (III) if Customer fails to cease any other
activity in material violation of Customer's material obligations under this Agreement **** receiving from PanAmSat a notice of such violation.

                    (B) In the event that PanAmSat terminates this Agreement for any of the reasons set forth in subsection (A) above, in addition to all of PanAmSat's other remedies at law or in equity, PanAmSat may declare immediately due and payable a "Termination Fee" to be calculated as follows:

------------------------------------------------- --------------------------------------------------------------------
Remaining Scheduled Capacity Term                 Termination Fee
------------------------------------------------- --------------------------------------------------------------------
Up to 12 months                                   Monthly Fees **** Capacity Term
------------------------------------------------- --------------------------------------------------------------------
13 months or more                                 (a) **** of Monthly Fees, ****
                                                  (b) **** Monthly Fees **** Capacity Term
------------------------------------------------- --------------------------------------------------------------------

Customer shall inform PanAmSat at the time of termination, as to which Termination Fee Customer shall pay - the above text/schedule for the Termination Fee as described herein or acceleration of 100% of all remaining due Monthly Fees and certain mitigation provisions as set forth below.

         Alternatively, in lieu of the Termination Fee described, above, in the event that PanAmSat terminates this Agreement for any of the reasons set forth in subsection (A) above, in addition to all of PanAmSat's other remedies at law or in equity, PanAmSat **** Monthly Fee **** Capacity Term under Article 2 **** termination. In the event that Customer has paid PanAmSat the Monthly Fees **** Capacity Term of this Agreement, then PanAmSat shall use reasonable efforts to re-market Customer's Transponder Capacity at commercially reasonable rates and, in the event PanAmSat subsequently reaches an agreement to provide service to a third party via the Customer's Transponder Capacity during

                          **** CONFIDENTIAL TREATMENT

the period Customer's Transponder Capacity otherwise would have been provided to Customer via such Transponder, PanAmSat **** Customer **** Transponder Capacity, applicable to such period, up to the Monthly Fees paid by Customer for such period for which Customer did not receive Customer's Transponder Capacity, ****
(i) **** PanAmSat under this Agreement; (ii) any costs (including reasonable attorneys' fees) incurred by PanAmSat in attempting to collect such amounts from Customer or otherwise enforce its rights under this Agreement; (iii) any other damages incurred by PanAmSat as a result of Customer's breach of its obligations hereunder; (iv) any costs (including reasonable attorneys' fees) incurred by PanAmSat in marketing such Transponder capacity to, or negotiating a capacity agreement with, third parties; and (v) any costs incurred by PanAmSat in providing related services and equipment (not provided to Customer) that may be associated with the provision of such capacity. Nothing herein shall be deemed to require PanAmSat to enter into such a lease or use agreement if the nature of the party, the party's proposed use of the capacity or demand for terms and conditions for capacity, or other reasonable and appropriate factors, lead PanAmSat to reasonably determine not to enter such a lease or use agreement; nor shall PanAmSat be obligated to use the capacity formerly used to provide Customer's Transponder Capacity to Customer ahead of any other capacity that PanAmSat may also have available.

         In such circumstances, PanAmSat shall be entitled to use the Customer's Transponder Capacity for whatever purpose PanAmSat sees fit and Customer shall not be entitled to any equitable relief with respect to such use or any refund of amounts paid to PanAmSat. Customer acknowledges that PanAmSat's rights set forth in this subsection (B): (i) are reasonable under all of the circumstances existing as of this date; (ii) constitute liquidated damages for the loss of a bargain; and (iii) do not constitute a penalty.

         7.5 Termination by Customer for Cause. Customer may terminate this Agreement if PanAmSat fails to cease any activity, or fails to perform any activity, in material violation of PanAmSat's material obligations under this Agreement **** Customer a notice of such violation or omission.

         7.6 Right to Deny Access.

                  (A) PanAmSat may deny Customer's access to the Customer's Transponder Capacity in any circumstance in which PanAmSat would have the right to terminate this Agreement for cause under Section 7.4 above; provided, that any notice that would be required for termination under Section 7.4 is also given for any such denial of access. PanAmSat shall notify Customer of any denial of access in accordance with Section 13.5(b), below.

                          **** CONFIDENTIAL TREATMENT

                  (B) Customer shall cease transmissions to the Satellite upon notice of denial of access by PanAmSat under this Section 7.6. PanAmSat may continue to deny Customer access under this Section 7.6 until any breach of the Agreement by Customer is cured.

                  (C) If PanAmSat prevents Customer from accessing any or all of Customer's Transponder Capacity at a time when PanAmSat did not have the right to do so under this Agreement, then Customer shall be entitled **** Outage Credits as liquidated damages for the period during which access was denied, which shall be calculated in accordance with Section 5.4. Except as provided in the preceding sentence, a denial of access made by PanAmSat under this Section
7.6 shall not result in any Outage Credit to Customer for Monthly Fee payments, which shall continue to be due and payable.

         7.7 Rights and Obligations upon Termination. Upon termination of this Agreement in accordance with any of Sections 7.2, 7.3 or 7.5 above, PanAmSat shall promptly refund to Customer any portion of the Monthly Fee previously paid applicable to any period after the date of such termination plus any unapplied Outage Credits to which Customer was entitled prior to termination. The termination of this Agreement for any reason shall extinguish all of PanAmSat's obligations to provide, and Customer's obligations to accept, the Customer's Transponder Capacity, but shall not relieve either party of any obligation that may have arisen prior to such termination, including (without limitation), under
Section 7.4 above, nor shall termination affect the parties' obligations under
Article 9 (Limitation of Liability and Indemnification), Article 11 (Confidentiality) and Article 13.1 (applicable law and jurisdiction provisions) that shall survive the termination of this Agreement.

ARTICLE 8.  FORCE MAJEURE.

         8.1 Excused Conduct. Other than an obligation to make payment, any failure or delay in performance by either party shall not be a breach of this Agreement, if such failure or delay results from any Act of God, governmental action (whether in its sovereign or contractual capacity), or any other circumstance reasonably beyond the control of such party, including, but not limited to, receive earth station sun outage, meteorological or astronomical disturbances, earthquake, hurricane, snowstorm, fire, flood, war, civil disorder, epidemics, quarantines, embargoes, each, a "Force Majeure Event"; provided, however, that "fire" shall only be a Force Majeure condition where PanAmSat has provided reasonable fire suppression systems and has not otherwise been negligent in causing the fire. The foregoing notwithstanding, PanAmSat shall provide Customer with Outage Credits in circumstances in which PanAmSat is unable to perform because of force majeure conditions, with the exception of force majeure conditions that are attributable to sun outages, meteorological or astronomical disturbances. Nothing herein shall be deemed to permit Customer to transmit to the Satellite in a manner that does not comply with Customer's obligations hereunder, i.e., if a Force Majeure Event prevents compliant transmission, no transmission should be made.

ARTICLE 9.  LIMITATION OF LIABILITY AND INDEMNIFICATION.

         9.1 Limitation of PanAmSat's Liability. ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR USE, ARE EXPRESSLY EXCLUDED AND DISCLAIMED, EXCEPT THAT THE CERTIFICATION IS GIVEN, BY PANAMSAT UNDER ARTICLE 2, SHALL BE TRUE AS OF THE TIME THAT IT IS GIVEN. IT IS EXPRESSLY AGREED THAT PANAMSAT'S SOLE OBLIGATION AND CUSTOMER'S EXCLUSIVE REMEDIES FOR ANY CAUSE WHATSOEVER ARISING OUT OF OR RELATING TO THIS AGREEMENT UNDER ANY THEORY OF LAW OR EQUITY ARE LIMITED TO THOSE SET FORTH IN SECTION 5.4, ARTICLE 7 AND SECTION 9.5 BELOW AND ALL OTHER REMEDIES, INCLUDING (WITHOUT LIMITATION) ANY THAT MIGHT OTHERWISE APPLY UNDER ANY UNIFORM COMMERCIAL CODE OF ANY KIND ARE EXPRESSLY EXCLUDED. In no event shall PanAmSat be liable for any incidental or consequential damages or loss of revenues, whether foreseeable or not, occasioned by any defect in the Satellite, the Transponders or the provision of Customer's Transponder Capacity to Customer, any delay in the provision of Customer's Transponder Capacity to Customer, any failure of PanAmSat to provide Customer's Transponder Capacity, or any other cause whatsoever.

         9.2 Limitation of Liability of Others. Without limiting the generality of the foregoing, Customer acknowledges and agrees that it shall have no right of recovery for the satisfaction of any cause whatsoever, arising out of or relating to this Agreement, against (a) any parent company of PanAmSat or any of its affiliated or commonly controlled entities (each, a "PanAmSat Company" and collectively, the "PanAmSat Companies"), (b) any supplier of services or equipment to PanAmSat in connection with the construction, launch, operation, maintenance, tracking, telemetry and control of the Satellite or the Customer's Transponder Capacity, or the provision of Customer's Transponder Capacity to Customer in any circumstances in which PanAmSat would be obligated to indemnify the supplier, or (c) any officer, director, employee or agent of PanAmSat or any PanAmSat Companies.

         9.3 Indemnification. Customer shall indemnify and save harmless the "PanAmSat Group" (defined herein to mean PanAmSat, all PanAmSat Companies, and all officers, employees, agents, partners and shareholders of PanAmSat and/or the PanAmSat Companies) from any claims, liabilities, losses, costs, or damages, including reasonable attorneys' fees and costs, arising out of (a) Customer's use of the Customer's Transponder Capacity, including any actual or alleged libel, slander, obscenity,

                          **** CONFIDENTIAL TREATMENT

indecency, infringement of copyright, breach in the privacy or security of transmissions; or (b) Customer's breach of its obligations under Section 4.1,
6.1 or 7.6; or (c) disputes between or among Customer and its transmission recipients or its programs or other transmission content suppliers; or (d) any warranty, representation, or statement Customer may make to a third party in connection with transmissions over the Satellite. The limitations of liability set forth in this Article 9 shall apply to, and the indemnifications set forth in this Article 9 shall run in favor of, the PanAmSat Group. For **** Transponder(s) on Horizons 1, the term "PanAmSat Group" shall be defined as PanAmSat, all PanAmSat Companies, and all officers, employees, agents, partners and shareholders of PanAmSat and/or any PanAmSat Companies, the LLC (as defined in Section 12.1B, below) and all officers, employees, agents, partners and shareholders of the LLC.

         9.4 Limitation of Customer's Liability. In no event shall Customer be liable for any incidental or consequential damages or loss of revenues (other than for the Monthly Fees and/or Termination Fee due hereunder), whether foreseeable or not occasioned by any cause whatsoever; provided that this limitation shall not apply to Customer's obligations under Section 9.3.

         9.5 Injunctive Relief. Nothing herein shall be deemed to preclude either party from seeking injunctive relief, if necessary, in order to prevent the other from willfully or intentionally breaching its material obligations under this Agreement or to compel the other to perform its material obligations under this Agreement in the event of a willful or intentional failure to comply with this Agreement.

ARTICLE 10.  SUBORDINATION AND ASSIGNMENT.

         10.1 No Property Interest Created. This Agreement does not grant, and Customer shall not assert, any property right or interest in or to, or lien upon, the property or assets of PanAmSat, including, but not limited to, Customer's Transponder Capacity, any PanAmSat satellite and/or any component(s) thereof and/or any related equipment (collectively, the "PanAmSat Assets"). Without prejudice to and/or waiver of the protection of the PanAmSat Assets provided for in the preceding sentence, Customer hereby grants to PanAmSat, as security for the obligations of Customer under this Agreement, a first priority security interest in any property right, title or interest of any kind which Customer may be deemed to have in and/or to all or any part of the PanAmSat Assets and/or any and all proceeds thereof.

         10.2 Subordination. Customer acknowledges and agrees that PanAmSat has granted, and may grant in the future, security interests in the PanAmSat Assets to other parties, subject to the secured party's agreement to grant quiet enjoyment in accordance with provisions that are substantially similar to those set forth in Appendix E.

                          **** CONFIDENTIAL TREATMENT

         10.3 PanAmSat's Right to Assign. Customer agrees that PanAmSat may assign its rights and interests under this Agreement and to the Satellite and any or all sums due or to become due under this Agreement to an assignee for any reason. Customer agrees that upon receipt of notice from PanAmSat of such assignment, Customer shall perform all of its obligations directly for the benefit of the assignee and shall pay all sums due or to become due directly to the assignee, if so directed. Upon receipt of notice of such assignment, Customer agrees to execute and deliver to PanAmSat such documentation as assignee may reasonably require from PanAmSat. As used in this Section 10.3, assign shall mean to grant, sell, assign, encumber or otherwise convey directly or indirectly, in whole or in part.

         10.4 Customer Assignment. Customer may assign its rights and interests under this Agreement, only in whole, and only after securing PanAmSat's express prior written consent, which consent shall not be unreasonably delayed, withheld or conditioned. The foregoing notwithstanding, Customer may on notice to PanAmSat assign its rights and interests under this Agreement, in whole, to (a) to an affiliated entity or (b) to an entity that is acquiring all or substantially all of GCI Communication Corp's assets, by merger or otherwise, in either case subject also to the following conditions: (i) the proposed assignee in writing assumes all of Customer's obligations with respect to this Agreement and agrees to be treated as Customer for all purposes under this Agreement; and
(ii) such written undertaking is delivered to PanAmSat prior to or contemporaneously with the assignment. Further, Customer shall have the right to **** Transponders, ****; provided, however, that (a) the **** of the Agreement;
(b) Customer shall remain responsible to PanAmSat ****; and (c) Customer shall make PanAmSat ****. As of the date on which Customer **** Transponders, Customer's right **** Transponders **** Transponders. Customer may **** under this Agreement **** (as defined below) which shall take such rights subject to the terms of this Agreement pursuant to such transfer documents as PanAmSat shall reasonably request, **** Galaxy XR; provided that no such transfer or assignment shall relieve Customer of any of its obligations hereunder without PanAmSat's written approval. As used herein, "****" shall mean an entity which ****. As used in this Section 10.4, ****. As used in this Agreement, "affiliate" shall mean any entity controlling, controlled by, or under common control with Customer.

         10.5 Successors. Subject to all the provisions concerning assignments, above, this Agreement shall be binding on and shall inure to the benefit of any successors and assigns of the parties; provided, that no assignment of this Agreement shall relieve either party of its obligations to the other party. Any purported assignment by either party not in compliance with the provisions of this Agreement shall be null and void and of no force and effect.

                          **** CONFIDENTIAL TREATMENT

ARTICLE 11. CONFIDENTIALITY. PanAmSat and Customer shall hold in confidence the information contained in or exchanged in connection with this Agreement. Notwithstanding the foregoing, disclosure, on a confidential basis, by either party is permitted: (a) to its principals, auditors, attorneys, investors, lenders, insurance agents, and proposed and actual successors in interest and
(b) to comply with law and enforce its rights and perform its obligations under this Agreement.

ARTICLE 12.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

         12.1A General. Subject to the understanding that certain applications may be pending or subsequently filed by PanAmSat with the FCC or other applicable governmental entity as to which PanAmSat's obligations are set forth in Section 12.2, PanAmSat and Customer each represents and warrants to, and agrees with, the other that:

                    (a) Authority. It has the right, power and authority to enter into and perform its obligations under this Agreement.

                    (b) Partnership and Corporate Approvals. It has taken all requisite partnership or corporate action, as applicable, to approve execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation upon itself;

                    (c) Consents. The fulfillment of its obligations and conduct hereunder will not constitute a material violation of any existing applicable law, rule, regulation or order of any governmental authority, or contract to which it is subject. All public or private consents, permissions, agreements, licenses or authorizations necessary for the performance of its obligations under this Agreement to which it is subject have been obtained, or it will use all reasonable efforts to obtain, in a timely manner; and

                    (d) No Broker. It does not know of any broker, finder or intermediary involved in connection with the negotiations and discussions incident to the execution of this Agreement, or of any broker, finder or intermediary who might be entitled to a fee or commission upon the consummation of the transactions contemplated by this Agreement.

         12.1B Representations, Warranties And Covenants as to Horizons 1 Capacity. Customer understands and acknowledges that PanAmSat operates, and has the right to provide the Transponder capacity from the **** payload of Horizons 1, pursuant to is agreement with Horizons Satellite LLC (the "LLC") and that Horizons 1 is licensed to operate by both the FCC and the Japan Ministry of Public Management, Home Affairs, Post and Telecommunications ("MPHPT"). Subject to the understanding that

                          **** CONFIDENTIAL TREATMENT

certain applications may be pending or subsequently filed by PanAmSat, the PanAmSat Companies or the LLC with the FCC or the MPHPT other applicable governmental entity as to which PanAmSat's obligations are set forth in Sections
12.1 below, PanAmSat and Customer each represents and warrants to, and agrees with, the other that: (a) it has the right, power and authority to enter into and perform its obligations under the Agreement; (b) it has taken all requisite partnership or corporate action, as applicable, to approve execution, delivery and performance of the Agreement, and the Agreement constitutes a legal, valid and binding obligation upon itself; (c) the fulfillment of its obligations and conduct hereunder will not constitute a material violation of any existing applicable law, rule, regulation or order of any governmental authority, or contract to which it is subject; (d) all public or private consents, permissions, agreements, licenses or authorizations necessary for the performance of its obligations under the Agreement to which it is subject have been obtained, or PanAmSat will itself and/or PanAmSat shall cause the LLC to use all reasonable efforts to obtain, in a timely manner; and (e) it does not know of any broker, finder or intermediary involved in connection with the negotiations and discussions incident to the execution of the Agreement, or of any broker, finder or intermediary who might be entitled to a fee or commission upon the consummation of the transactions contemplated by the Agreement.

         12.2 PanAmSat's Governmental Authorizations. PanAmSat launches and operates its satellites under the authority of the FCC. PanAmSat shall use all reasonable efforts to obtain and maintain all necessary U.S. governmental authorizations or permissions to operate the Satellite at the designated orbital location and to comply in all material respects with all FCC and other U.S. (and, to the extent that it may be required under its U.S. authorizations, other) governmental regulations regarding the operation of the Satellite. The LLC launched and operates its satellites under the authority of the FCC and the MPHPT. PanAmSat shall itself and/or it shall cause the LLC to use all reasonable efforts to obtain and maintain all necessary U.S. and Japanese governmental authorizations or permissions to operate the Satellite within plus or minus five
(5) degrees of the planned orbital location of 127 degrees West Longitude (the "Horizons 1 Permitted Orbital Range") and to comply in all material respects with all FCC, MPHPT, and other U.S. and Japanese (and, to the extent that it may be required under its U.S. or Japanese authorizations, other) governmental regulations regarding the operation of Horizons 1. PanAmSat's agreement with the LLC gives PanAmSat all of the rights and authority to the **** Transponder(s) and the other elements of Horizons 1 necessary for their operation that are required for PanAmSat to perform its obligations to Customer under this Agreement.

ARTICLE 13.  MISCELLANEOUS.

         13.1 Applicable Law, Entire Agreement and Effectiveness. This Agreement shall be interpreted according to the laws of the State of Connecticut, U.S.A. and, where applicable, subject to compliance with the laws, rules and regulations of the United States, including, without limitation, those of the FCC and those governing communications, exports and re-exports, and any action or proceeding arising out of this Agreement shall be brought and maintained in Connecticut, without regard to any conflict of law provisions. In addition, as to the Horizons 1 capacity, this Agreement shall also be subject to the laws, rules and regulations of the Japan, to the extent that Japanese law would be applicable under Section 12.2. Customer consents to the jurisdiction of courts located in Connecticut and agrees that service of process in any action or proceeding shall be deemed sufficient if mailed, certified mail, return receipt, postage prepaid, to Customer at the address set forth in Section 13.5(b), as the same may be changed in accordance with that Section. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior or contemporaneous statements, understandings, writings, commitments, or representations concerning its subject matter. This Agreement may not be amended or modified in any way, and none of its provisions may be waived, except by a prior writing signed by an authorized officer of each party. This Agreement shall not be binding or effective on any party until fully executed by both parties hereto.

         13.1A U.S. International Traffic in Arms Regulations ("ITAR")- U.S. Export Control Restrictions. Notwithstanding anything in the Agreement to the contrary: (a) the parties acknowledge and agree that if (i) Customer is a Foreign Person or Entity (as defined below), (ii) the Agreement is assigned by Customer to a Foreign Person or Entity (as defined below) or (iii) Customer otherwise requests that PanAmSat provide information to a Foreign Person or Entity (as Customer shall disclose in its request, to the best of its knowledge), PanAmSat's disclosure of information under the Agreement shall be subject to compliance with the laws, rules and regulations of the United States regarding export restrictions ("U.S. Export Laws"), and that such U.S. Export Laws may prohibit, limit or delay PanAmSat's ability to disclose information as otherwise required under this Agreement; and (b) to the extent that any information disclosed by PanAmSat to Customer under the Agreement is subject to U.S. Export Laws (including, without limitation, the ITAR, 22 CFR ss.ss. 120-130), Customer shall handle such information in compliance with the applicable U.S. Export Laws and shall not disclose, transfer or otherwise export (as defined in ITAR ss. 120.17) such information to any foreign individual (including employees of Customer), foreign corporation (including subsidiaries or affiliates of Customer), foreign government or other foreign person (as defined in ITAR ss. 120.16), collectively herein, a "Foreign Person or Entity," except as authorized by the applicable U.S. Export Control Law or by written authorization of the U.S. government. This Section shall survive the termination of the Agreement for any reason.

         13.2 Severability. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law. If any provision of this Agreement shall be invalid or unenforceable, the provisions of this Agreement so affected shall be curtailed and limited only to the extent necessary to permit compliance with the minimum legal requirements.

         13.3 No Third Party Beneficiary. The provisions of this Agreement are for the benefit only of Customer and PanAmSat, and no third party may seek to enforce or benefit from these provisions, except that both parties acknowledge and agree that the non-interference requirements of Section 4.1 are intended for the benefit of both PanAmSat and all other Protected Parties, and that the provisions of Article 9 are intended for the benefit of the PanAmSat Group and that such intended beneficiaries may separately, or in addition to the parties hereto, seek to enforce such provisions.

         13.4 Non-Waiver of Breach. Either party may specifically waive any breach of this Agreement by the other party; provided, that no such waiver shall be binding or effective unless in writing and signed by an authorized officer of the party to be bound and no such waiver shall constitute a continuing waiver of similar or other breaches. A waiving party may at any time, upon notice given in writing to the breaching party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching party shall comply as directed from such time forward.

         13.5       Notices.

                    (a) Telephone Notices. For the purpose of receiving notices from PanAmSat regarding preemption, interference or other technical problems, including with respect to Transponder failure and restoration, Customer shall maintain, through its remote control station(s) connected to each earth station transmitting signals to the Satellite, a telephone that is continuously staffed at all times during which Customer is transmitting signals to the Satellite and an automatic facsimile machine in operation and capable of receiving messages from PanAmSat at all times. THOSE PERSONS STAFFING CUSTOMER'S NETWORK OPERATIONS CENTER, FOR THE PURPOSES OF RECEIVING SUCH MESSAGES FROM PANAMSAT, MUST HAVE THE TECHNICAL CAPABILITY AND ABSOLUTE AUTHORITY IMMEDIATELY TO TERMINATE OR MODIFY THE TRANSMISSION OF ANY OR ALL REMOTE SITES IF NOTIFIED BY PANAMSAT. PanAmSat shall also maintain a telephone that is continuously staffed for the purposes of receiving notices regarding the matters identified above. All such notices shall be made in English and shall be effective upon the placement of a telephone call from one party to the other. Each party shall promptly confirm all telephone notices that may be given under this Agreement in writing in accordance with
Section 13.5(b) below.

                    (b) General Notices. All notices and other communications from either party to the other, except as otherwise stated in this Agreement, shall be in English writing and shall be deemed received upon actual delivery or completed facsimile (with telephonic confirmation by the sender) addressed to the other party as follows:

To PanAmSat:

If by mail or by  personal  delivery to   PanAmSat Corporation
its principal place of business:          20 Westport Road
                                          Wilton, Connecticut 06897
                                          Attention:      General Counsel

If by facsimile:                          Facsimile:      203-210-8683
                                          Telephone:      203-210-8000
                                          Attention:      General Counsel

With a copy to:

                                          PanAmSat Corporation
If by mail or by personal  delivery to    1600 Forbes Way
its principal place of business:          Long Beach, CA  90810
                                          Attention:  Associate General Counsel

If by facsimile:                          Facsimile:     (310) 525-5801
                                          Telephone:     (310) 525-5802
                                          Attention:   Associate General Counsel
To Customer:

                                          GCI Communication Corp.
If by mail or by personal  delivery to    2550 Denali Street, Suite 1000
its principal place of business:          Anchorage, Alaska 99503
                                          Attention:     Jim Sipes

If by facsimile:                          Facsimile:     (907) 868-5673
                                          Telephone:     (907) 868-5557
                                          Attention:     Jim Sipes

With a copy to:

                                          GCI Communication Corp.
If by mail or by personal  delivery to    2550 Denali Street, Suite 1000
its principal place of business:          Anchorage, Alaska 99503
                                          Attention:     Corporate Counsel


If by facsimile:                          Facsimile:     (907) 868-5676
                                          Telephone:     (907) 868-6857
                                          Attention:     Corporate Counsel


Telephone Notice for Operational
Matters under Section 13.5(a) to
Customer at                               GCI NOCC (800) 770-8725

                          **** CONFIDENTIAL TREATMENT

Each party will advise the other of any change in the address, designated representative or telephone or facsimile number.

         13.6 Headings. The descriptive headings of the Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         13.7 Documents. Each party agrees to provide information and to execute, and, if necessary, to file with the appropriate governmental entities and international organizations, such documents as the other party shall reasonably request in order to carry out the purposes of this Agreement and/or for the purpose of creating, perfecting, protecting or maintaining the security interest conferred hereby to PanAmSat or its first priority in accordance with
Section 10.1 above.

         13.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

         13.9 Health Report. Customer shall receive, on a monthly basis, the Galaxy 18 health status report in the form previously provided to Customer.

         13.10 Inspection Rights of Customer. If the Customer's Transponder Capacity fails to meet the Performance Specifications sufficient to amount to a Confirmed Outage and such failure is directly caused by the failure of PanAmSat to provide telemetry, tracking and control ("TT&C"), and if PanAmSat is unable to provide information as to other causes for such Confirmed Outage, then Customer shall have the right to inspect the primary TT&C station for Galaxy 18 upon reasonable notice to PanAmSat during normal business hours accompanied by an employee of PanAmSat. Customer shall not have the right to inspect the TT&C station at any time or in any manner that could cause disruption to the operation of such TT&C station.

         13.11 Quarterly Meetings. Customer and PanAmSat will hold quarterly meetings at mutually agreeable locations to discuss, on a confidential basis, the status of the construction of Galaxy 18; provided that neither party shall be required to disclose highly confidential or sensitive information to the other in these meetings.

ARTICLE 14. **** PROTECTION **** TRANSPONDERS. Provided that Customer has paid the Monthly Fee **** Transponders (the "**** Transponders") on a monthly basis, PanAmSat shall provide, on a "first failed" basis with other PanAmSat customers also purchasing such **** protection, **** transponders which

                          **** CONFIDENTIAL TREATMENT

meet their transponder performance specifications on "Galaxy XIII" or its successor or replacement satellite located at 127(Degree) West Longitude (collectively, the "127(0) WL **** Transponders", and individually, the "127(0) WL **** Transponder"), in the event of an in orbit catastrophic failure of Galaxy 18 or in the event that any of **** Transponders suffers a Confirmed Failure and becomes a Failed Transponder. Subject to the conditions precedent set forth below, upon the Confirmed Failures **** Transponders and the occurrence **** Failed Transponders, PanAmSat will **** of the 127(0) WL **** Transponders. For the purposes of determining priority to the **** protection **** Transponder(s) among Customer and other PanAmSat customers also purchasing **** protection, **** Failed Transponder shall be entitled to receive the use of **** protection; in the event of a simultaneous failure, **** PanAmSat ****. If PanAmSat provides Customer with one (1) 127(0) WL **** Transponder on Galaxy XIII and Customer leases such transponder under this Section, then Customer's obligation to pay the **** protection fee for the affected Transponder shall cease. The conditions precedent to PanAmSat's obligation to provide and Customer's right to, the **** protection for **** Transponder(s) as set forth herein shall be the payment by Customer of the Monthly Fee payable concurrently with the Commencement Date and on the first day of each month thereafter, the availability/non-pre-emption of the 127(0) WL **** Transponders and Customer's full compliance, in all material respects, with the terms of this Agreement. As of the Execution Date of this Agreement, there exists no other lessee, customer or user on Galaxy 18 with the contractual right to use any of the 127(0) WL **** Transponders on Galaxy XIII.


ARTICLE 15. GALAXY REPLACEMENT PROTECTION DURING THE OPERATION OF GALAXY 18. PanAmSat and Customer agree that the terms of Article 15 **** Transponders provided under this Agreement that are not subject to Article 14, above (the "**** Transponders with the Galaxy Replacement Protection").

         (a) Definition. "Galaxy Replacement" shall mean a satellite to be designated by PanAmSat as "Galaxy Replacement". "Galaxy Fleet Satellites" shall mean only those satellites operated by PanAmSat and shall mean no more than six
(6) satellites: Galaxy IR, Galaxy IVR, Galaxy VR, Galaxy XI, Galaxy XIII, Galaxy XR or their successor or replacements. Galaxy Replacement shall be "Available" if each of the following conditions is satisfied: (i) Galaxy Replacement has been launched successfully **** transponders meeting its **** transponder performance specifications, is in orbit and has not itself suffered a "Catastrophic Failure", and has sufficient **** transponders on it that meet the **** transponder performance specifications to satisfy PanAmSat's **** commitment to Customer under this Agreement; and (ii) Galaxy Replacement is not already located or required to be located in the orbital position of another Galaxy Fleet Satellite for use as a replacement for such Galaxy Fleet Satellite which has experienced a Late Delivery or Catastrophic Failure (as defined for all Satellites pursuant to this Article 15).

                          **** CONFIDENTIAL TREATMENT

         (b) In Orbit Protection From Galaxy Replacement. PanAmSat operates a satellite as Galaxy Replacement in order to provide actual, in orbit **** protection for the Galaxy Fleet Satellites, including without limitation, Galaxy 18.

         (c) Use of Galaxy Replacement. Pursuant to Section 15(c) through
Section 15(g), Customer shall have certain rights to lease transponders on Galaxy Replacement, provided that Customer has paid the Monthly Fee for each of the **** Transponders with the Galaxy Replacement Protection. If and when a **** Transponder on Galaxy Replacement is leased by Customer in accordance with Sections 15(c) through 15(g), Customer shall continue to pay the Monthly Fee in accordance with Appendix A. Nothing shall prevent PanAmSat from using Galaxy Replacement for other services or as a **** for satellites not part of the Galaxy Fleet Satellites so long as, if Galaxy Replacement is needed to **** Galaxy 18 in accordance with Sections 15(e) and 15(f) or the other Galaxy Fleet Satellites, then such other service or use is preemptible. PanAmSat shall be entitled to use Galaxy Replacement only in orbital positions within the domestic arc covering 74 degrees West Longitude through and including 133 degrees West Longitude. Galaxy Replacement shall not be moved to another orbital position at a rate faster than 1.5 degrees per day unless **** a failure of Galaxy 18 or another Galaxy Fleet Satellite which has suffered a Late Delivery or Catastrophic Failure. PanAmSat shall have the right, at its sole option, to operate Galaxy Replacement with an inactive **** payload on a standby mode, in which event PanAmSat will not be obligated to provide the protection without movement as set forth in Section 15(f), below. Customer understands that it shall have no in orbit protection in connection with any use by Customer of any transponder on Galaxy Replacement with the exception of spare equipment on board Galaxy Replacement.

         (d) Galaxy Replacement Information. If, after the Commencement Date (meaning the successful delivery of **** Transponders on Galaxy 18, **** Transponder with the Galaxy Replacement Protection becomes a Failed Transponder for any reason, PanAmSat shall provide to Customer, in a timely manner, then current: (i) technical and operation information for Galaxy Replacement; and
(ii) estimated life expectancy and orbital positions(s) of Galaxy Replacement.

         (e) Use of Galaxy Replacement for Late Delivery and Catastrophic Failure. In the event of a "Late Delivery" and/or a "Catastrophic Failure" of Galaxy 18, then the following shall occur:

                  (i) PanAmSat, subject to FCC approval (which PanAmSat shall promptly use its best efforts to obtain), shall cause Galaxy Replacement, provided it is Available, to be moved to the orbital position of Galaxy 18 within fifteen (15) days of the earlier of notification to PanAmSat or PanAmSat's knowledge of such Late Delivery and/or Catastrophic Failure;

                          **** CONFIDENTIAL TREATMENT

                  (ii) Customer shall use the number of **** transponders on Galaxy Replacement equivalent to the number of the then-leased **** Transponders with the Galaxy Replacement Protection and shall pay the Monthly Fee in accordance with Appendix A; and

                  (iii) Customer shall continue such use of such Galaxy Replacement **** transponder(s) until the earliest to occur of: (x) the successful placement with the requisite number of Transponders meeting the Transponder Performance Specifications by PanAmSat of a replacement satellite in Galaxy 18's orbital position; (y) the end of Galaxy Replacement's useful life; or (z) the end of the Capacity Term. PanAmSat agrees that the "Late Delivery" and/or "Catastrophic Failure" definitions for all Galaxy Fleet Satellites shall require the same level of failure for all other Galaxy Fleet Satellites for the purposes of determining whether PanAmSat is obligated to move Galaxy Replacement to a new orbital location.

         (f) Galaxy Replacement Protection Without Movement. If, after successful delivery of **** Transponders on Galaxy 18, **** Transponder with the Galaxy Replacement Protection becomes a Failed Transponder and Galaxy 18 has not itself suffered a Catastrophic Failure, then, the following shall occur:

                  (i) If Galaxy Replacement is Available and has an active **** payload, PanAmSat shall make available, and if PanAmSat does so make available, Customer shall have the right (at its option), provided that such **** transponder on Galaxy Replacement is "non-committed" (as defined below), to lease the number of **** transponder(s) on Galaxy Replacement equivalent to the number of the failed **** Transponder(s) with the Galaxy Replacement Protection. Customer shall have the right to lease such **** transponder in whatever location Galaxy Replacement may then be; provided, that Customer commits to such a lease within thirty (30) days following the occurrence of the event giving rise to the right;

                  (ii) Customer shall pay the Monthly Fee in accordance with Appendix A; and

                  (iii) Customer shall continue such lease of such Galaxy Replacement **** transponder(s) until the earliest to occur of (w) the successful placement with the requisite number of Transponders meeting or exceeding the Transponder Performance Specifications by PanAmSat of a replacement satellite in Galaxy 18's orbital position or the successful operation of Customer's Transponder Capacity in accordance with the Performance Specifications; (x) the end of Galaxy Replacement's useful life; (y) the movement or use of Galaxy Replacement in the event of a Late Delivery or Catastrophic Failure of any other Galaxy Fleet Satellite; or (z) the end of the Capacity Term. Any lease under this Section 15(f) shall terminate upon thirty (30) days written notice from Customer to PanAmSat to terminate such lease.

                          **** CONFIDENTIAL TREATMENT

A **** transponder on Galaxy Replacement shall be deemed to be "non-committed" if such **** transponder is not already being used by an entity having priority over Customer pursuant to the exercise of its right to use such **** transponder as a result of payment to PanAmSat for an in orbit satellite backup protection, in connection with its purchase, lease or use of a transponder or transponders on a Galaxy Fleet Satellite.

         (g) Entitlement to Usage. If lessees of primary **** transponders on any Galaxy Fleet Satellite become simultaneously entitled to lease **** transponders on Galaxy Replacement, then the lessee of the primary **** transponder (or lessee's predecessor in interest) who first executed a transponder purchase or lease agreement with PanAmSat for the purchase or lease of primary transponder shall have a priority as to the Galaxy Replacement transponders.

         (h) Option to Terminate Backup Protection from Galaxy Replacement. In the event that the Galaxy Replacement is located at an orbital slot further east of 91 degrees West Longitude, PanAmSat will notify Customer in writing of such location (the "Notice of Relocation"), and Customer will have the right to terminate the protection from Galaxy Replacement set forth in Article 15 within thirty days after PanAmSat's Notice of the Relocation by delivering to PanAmSat a written notice to do so. If, however, during the Capacity Term of the Agreement, Galaxy Replacement is moved to an orbital location of 91 degrees West Longitude or further west of 91 degrees West Longitude and Customer had terminated the backup protection from Galaxy Replacement as described above, then PanAmSat will notify Customer (in writing) of such new orbital location of Galaxy Replacement, and the **** protection from Galaxy Replacement shall be reinstated as of the date designated by Customer, which date must occur within twelve (12) months after PanAmSat's notice of the new orbital location (such date designated by Customer to be referred to as the "Reinstatement Date of the **** Protection from the Galaxy Replacement"). As of the Reinstatement Date of the **** Protection from Galaxy Replacement, PanAmSat will provide, and Customer shall accept, the **** protection as set forth in Article 15 of the Agreement. During the period that the termination of the **** protection is in effect, the Monthly Fee shall be reduced by the **** protection fee of $****, and, once the **** protection is reinstated, then the Monthly Fee shall be increased by the **** protection fee of $****. If, during the period of the termination the **** protection is in effect (i.e., Customer has terminated the **** protection from Galaxy Replacement as Galaxy Replacement is located at an orbital slot further east of 91 degrees West Longitude), a Catastrophic Failure of Galaxy 18 occurs, then Customer will have no right to terminate the lease of those **** Transponders on Galaxy 18 that otherwise would have been subject to the **** protection from Galaxy Replacement, if PanAmSat provides alternate **** capacity with materially the same or better coverage and performance as the Performance Specifications of Galaxy 18 (and equivalent to the number of the then-leased Transponders on Galaxy 18), from another satellite within the orbital arc from 121 degrees West Longitude through and including 133 degrees West Longitude.

                          **** CONFIDENTIAL TREATMENT

ARTICLE 16. PROVISION OF NEW **** PROTECTION FOR GALAXY FLEET SATELLITES. From the execution of this Agreement, if PanAmSat provides additional **** protection satellite (or other offer of an additional **** protection currently anticipated to be "Galaxy 12") for the Galaxy Fleet Satellites in supplement to the protection from Galaxy Replacement, to all of the other customers on Galaxy 18, in PanAmSat's good faith judgment and interpretation, taking into account different wording that may be used in different agreements, then PanAmSat shall notify Customer of such additional **** protection provisions, and PanAmSat shall provide, and Customer shall accept, such additional **** protection provisions, which shall be added to this Agreement as an amendment, along with any applicable technical appendix, ****.

ARTICLE 17. **** Protection: Provided that Customer has paid the Galaxy XR **** Protection Fee (as defined below) on a monthly basis, PanAmSat shall provide certain **** protection from **** transponder on Galaxy XR (to be selected by PanAmSat in its sole discretion), if the **** protection from such capacity (the "**** Transponder") is "Available" as defined in this Article 17 (the "**** Protection"). If the Satellite on which the **** Transponder is located suffers a catastrophic failure or the **** Transponder suffers a Confirmed Failure and PanAmSat is unable to restore service pursuant to the terms of Section 5.3B of the Agreement, then PanAmSat shall provide Customer, and Customer shall use, the **** Transponder on Galaxy XR located at 123 degrees West Longitude, within 24 hours of the occurrence of the Confirmed Failure and the Failed Transponder or the catastrophic failure, as the case may be; provided, however, that the **** Protection is Available. Customer agrees to use such capacity on a **** Transponder on Galaxy XR in accordance with the terms of this Agreement, and Customer agrees to continue to pay to PanAmSat a Monthly Fee, which shall be reduced by $****. The term "Available" shall mean that (i) Galaxy XR has been successfully launched and commenced service at the 123(degree) WL orbital location with all of the transponders meeting their performance specifications;
(ii) Galaxy XR has not itself suffered a catastrophic failure; (iii) the **** Transponder continues to meet its performance specifications; and (iv) the **** Transponder has not been subject to a prior call on a "first-failed" basis with other customers with the right to the **** Protection. The monthly rate for the **** Protection (the "Galaxy XR **** Protection Fee") shall be $**** payable only if the **** Transponder is Available. When the **** Transponder ceases to be Available, then the $**** fee for **** Protection shall cease. The $**** fee shall resume if and when the **** Transponder becomes Available. Payments for a partial month shall be pro-rated. The conditions precedent to Customer's right to **** Protection as set forth herein shall be the payment by Customer of the Monthly Fee (which includes the Galaxy XR **** Protection Fee of $****), the Availability of the **** Transponder and Customer's full compliance, in all material respects, with the terms of this Agreement. If and when Customer leases the **** Transponder on Horizons 1 pursuant to Section 1.6, above, then the terms of this Article 17 will apply to the leased **** Transponder.

ARTICLE 18. TERMINATION OF THE FULL-TIME TRANSPONDER CAPACITY AGREEMENT DATED OCTOBER 31, 2002. Concurrently with the execution of this Agreement, Customer and PanAmSat shall enter into a termination of the Full-Time Transponder Capacity Agreement dated October

                          **** CONFIDENTIAL TREATMENT

31, 2002 pursuant to which the lease of Galaxy
XR **** transponder no. 10 will be terminated as of the Commencement Date for **** Transponders on Galaxy 18.

ARTICLE 19: SPECIAL TERMINATION OPTION: From the Execution Date of this Agreement through June 1, 2007 (the "Termination Election Period"), Customer will **** Transponders, in the event that Customer **** that ****; provided, however, that Customer **** beginning on the ****. Customer **** this Article **** PanAmSat a **** by PanAmSat during the Termination Election Period, along with a letter ****. If Customer **** Transponders during the Termination Election Period as set forth above in this Article, then **** Transponders **** (the "****"), and ****, Customer shall pay PanAmSat **** $**** Transponders, for a total termination fee of $****, Customer shall provide PanAmSat **** Transponders **** PanAmSat, and **** Transponders and ****. On or after the Execution Date of this Agreement **** (a) **** or (b) **** PanAmSat. (For example, if PanAmSat **** Unless Customer ****, Customer shall ****, regardless of **** Transponders ****.
         Each of the parties has duly executed and delivered this Agreement as of the Execution Date.




GCI COMMUNICATION CORP.


By: /s/ Jimmy R. Sipes

Name: Jimmy R. Sipes

Title: VP, Network Services



                                     PANAMSAT CORPORATION


                                     By: /s/ Michael Antonovich

                                     Name: Michael Antonovich

                                     Title: EVP, Global Sales & Marketing

                                     and

                                     By: /s/ James B. Frownfelter

                                     Name: James B. Frownfelter

                                     Title: President & COO

                                     On behalf of PanAmSat Corporation and JSAT
                                     International, Inc., as the provider of the **** Payload of Horizons 1

                               LIST OF APPENDICES


A. Customer's Transponder Capacity and Payment Schedule

B. Technical Appendix              B-1 Galaxy 18
                                   B-2 Horizons 1
                                   B-3 Galaxy Replacement

C. Operational Requirements

D. [Intentionally Omitted]

E. Sample Subordination Provision

                          **** CONFIDENTIAL TREATMENT

                                                                      APPENDIX A

            CUSTOMER'S TRANSPONDER CAPACITY AND PAYMENT SCHEDULE FOR

                            GCI COMMUNICATIONS CORP.

**** Transponders:

-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Satellite           Band            MHz               Transponder              Monthly Fee Per Transponder
-------------------- ------------- ---------------- -------------------------- ---------------------------------------
     Galaxy 18           ****           ****                 No. __                          US$**** *
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Galaxy 18           ****           ****                 No. __                          US$**** *
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Galaxy 18           ****           ****                 No. __                          US$**** *
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Galaxy 18           ****           ****                 No. __                          US$**** *
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Galaxy 18           ****           ****                 No. __                          US$**** *
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Galaxy 18           ****           ****                 No. __                          US$**** *
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Galaxy 18           ****           ****                 No. __                          US$**** **
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Galaxy 18           ****           ****                 No. __                          US$**** **
-------------------- ------------- ---------------- -------------------------- ---------------------------------------


   For the ****
 TransponderGalaxy       ****           ****                 No. __                          US$**** **
        18

-------------------- ------------- ---------------- -------------------------- ---------------------------------------

   For the ****
 TransponderGalaxy       ****           ****                 No. __                          US$**** **
        18
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

*Monthly Fee includes US$**** for TT&C Service Fee, and the **** protection fee of US$**** for each of **** Transponders under Article 14. If the 127(0) WL **** Transponder is not available or when Customer is using a Transponder on Galaxy XIII (or its successor satellite), the Monthly Fee for such affected **** Transponder shall be reduced to US$****. If, however, the 127(0) WL **** Transponder later becomes available, then Monthly Fee for such affected ****

                          **** CONFIDENTIAL TREATMENT

Transponder shall increase to US$****. The 127(0) WL **** protection fee shall be pro-rated for a partial month.

**Monthly Fee includes US$**** for TT&C Service Fee, and the Galaxy Replacement **** protection fee of US$**** for each of **** Transponders with the Galaxy Replacement Protection under Article 15. If the Galaxy Replacement Transponder is not available or when Customer is using a Transponder on Galaxy Replacement, the Monthly Fee for such affected **** Transponder with the Galaxy Replacement Protection shall be reduced to US$****. If, however, the Galaxy Replacement Transponder later becomes available, then Monthly Fee for such affected **** Transponder with the Galaxy Replacement Protection shall increase to US$****. The Galaxy Replacement Protection Fee shall be pro-rated for a partial month.

**** Transponders:

-------------------- ------------- ---------------- -------------------------- ---------------------------------------

     Satellite           Band            MHz               Transponder              Monthly Fee Per Transponder
-------------------- ------------- ---------------- -------------------------- ---------------------------------------
    Horizons 1           ****           ****                 No. __                     US$**** ***
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

   For the ****
  Transponder
  Horizons 1             ****           ****                 No. __                     US$**** ***
-------------------- ------------- ---------------- -------------------------- ---------------------------------------

****Monthly Fee includes US$**** for TT&C Service Fee and the Galaxy XR **** Protection Fee of US$****. If the **** Transponder ceases to be Available (as defined in Article 17), the Monthly Fee will be reduced to US$****. If, however, the **** Protection later becomes Available (as defined in Article 17), then the Monthly Fee shall increase to US$****. The Galaxy XR **** Protection Fee shall be pro-rated for a partial month.

                                                                    APPENDIX B-1


                         TECHINCIAL APPENDIX - GALAXY 18


[This appendix consists of technical engineering information and is not included in the filing of the agreement with the SEC as being not material to investor decisions.]

                                                                    APPENDIX B-2


                        TECHINCIAL APPENDIX - HORIZONS 1


[This appendix consists of technical engineering information and is not included in the filing of the agreement with the SEC as being not material to investor decisions.]

                                                                    APPENDIX B-3


                    TECHINCIAL APPENDIX - GALAXY REPLACEMENT


[This appendix consists of technical engineering information and is not included in the filing of the agreement with the SEC as being not material to investor decisions.]

                          **** CONFIDENTIAL TREATMENT

                                                                      APPENDIX C


                   EARTH STATION AND OPERATIONAL REQUIREMENTS
         FOR ANALOG AND DIGITAL SERVICES VIA PANAMSAT **** TRANSPONDERS


[This appendix consists of technical engineering information and is not included in the filing of the agreement with the SEC as being not material to investor decisions.]

                                                                      APPENDIX E
                                                  SAMPLE SUBORDINATION PROVISION

Subordination. Customer hereby acknowledges that this Agreement and all rights granted to Customer hereunder are subject and subordinate to a security interest and lien (as the same may be assigned, the "Security Interest") in favor of [Secured Party] (the "Secured Party") in and to this Agreement, the Customer's Transponder Capacity and other rights under this Agreement and/or the Satellite (and/or the proceeds from the sale or other disposition of all or any portion thereof, or any insurance that may be received by PanAmSat as a result of any loss or destruction of, or damage to, the Customer's Transponder Capacity (or other rights) and/or the Satellite and to all renewals, modifications, consolidations, replacements and extensions of any security agreement, mortgage or other document reflecting any such Security Interest, including that certain [Security Agreement] by and between PanAmSat and Secured Party; provided, that any such Secured Party agrees that Customer shall continue to have the benefits of this Agreement notwithstanding any default on the part of PanAmSat under the agreement providing for such Security Interest (the "Security Agreement"), so long as:

         (i) Customer is not in default under the terms and conditions of this Agreement, which default has continued after expiration of any applicable cure period stated in this Agreement;

         (ii) Customer does not pay any of its obligations under this Agreement (other than a deposit) more than thirty (30) days prior their scheduled payment date under this Agreement;

         (iii) after receipt of notice from the Secured Party of a default by PanAmSat under the Security Agreement, this Agreement is not supplemented, amended or extended (except by its terms with respect to specified extension periods) or otherwise modified in any manner without the consent of the Secured Party;

         (iv) after receipt of notice from the Secured Party of a default by PanAmSat under the Security Agreement, Customer executes a separate instrument with the Secured Party pursuant to which it agrees with the Secured Party to make and makes all payments thereafter as instructed by the Secured Party; and

         (v)      this subordination provision is not amended.

This clause shall be self-operative and no further instruction of subordination shall be required by any security agreement, mortgage or other document reflecting such Security Interest to make this subordination effective. In confirmation of such acknowledged subordination, Customer shall execute promptly any instrument or certificate which PanAmSat or the Secured Party may reasonably request.